UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The following is a list of intellectual property (“IP”) controlled by either Regen Biopharma, Inc. ( the “Company”) or KCL Therapeutics (“KCL”). KCL is a wholly owned subsidiary of the Company.

IP which has been granted patent protection by the United States Patent and Trademark Office (“USPTO”)

GENE SILENCING OF THE BROTHER OF THE REGULATOR OF IMPRINTED SITES (BORIS)

Provides methods and compositions useful for inhibiting expression of the gene encoding the transcription factor, Brother of the Regulatory of Imprinted Sites (BORIS) by RNA interference. Methods of the present invention can be used to silence BORIS in cancer cells, which results in apoptosis and may be useful as for treating cancer in mammals. The methods of the invention directed to cancer therapy can be used alone or in combination with standard cancer treatments such as surgery, radiation, chemotherapy, and immunotherapy.

Patent No: 8263571

METHODS AND MEANS OF GENERATING IL-17 ASSOCIATED ANTITUMOR EFFECTOR CELLS BY INHIBITION OF NR2F6 INHIBITION

Means, methods, and compositions of matter useful for generation of cancer inhibitory effector cells producing interleukin-17 (IL-17). In one embodiment a cellular population is obtained, said cellular population is exposed to agents capable of inhibiting NR2F6, whereby said inhibition of NR2F6 results in upregulation of IL-17 production, said upregulation of IL-17 production associated with acquisition of anti-tumor activity.

Patent No : 11,053,503

METHODS OF SCREENING COMPOUNDS THAT CAN MODULATE NR2F6 BY DISPLACEMENT OF A REFERENCE LIGAND

Compositions of matter, protocols and methods of screening test compounds to identifying agonists and antagonists of the orphan nuclear receptor NR2F6 by measuring the ability of a test compound to occupy the active site of NR2F6, in the presence of a reference compound.

Patent No: 10,088,485

MODULATION OF NR2F6 AND METHODS AND USES THEREOF

The application provides methods of modulating NR2F6 in a cell or animal in need thereof by administering an effective amount of a NR2F6 modulator

Patent No: 9091696

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IP for which a Notice of Allowance has been granted. A Notice of Allowance is notification by the USPTO to the applicant that the USPTO intends to issue a patent

ANTIGEN SPECIFIC MRNA CELLULAR CANCER VACCINES

Antigen specific cancer vaccines in which immunogenic epitopes are produced intracellularly by administration of modified mRNA encoding said immunogenic epitopes. In one embodiment of the invention, said modified mRNA encodes peptides derived from the protein survivin. By directly inducing gene expression of the antigens to which an immune response is desired, immunogenic peptides are generated intracellularly, thus allowing for a wider repertoire of epitopes to be presented to the adaptive immune system, which augments likelihood of successful induction of immunity.

Application Number: 15/162,370

IP for which Patent Protection has expired due to non payment of fees for which revival is in process:

METHOD OF CANCER TREATMENT USING SIRNA SILENCING

Comprises administering to a subject one or more siRNA constructs capable of inhibiting the expression of an immunosuppressive molecule. The invention also provides siRNA constructs and compositions.

Patent No: 8389708

IP for which a Notice of Allowance was granted but classified as abandoned by the USPTO. Revival in progress.

UNIVERSAL DONOR CHECKPOINT INHIBITOR SILENCED/GENE EDITED CORD BLOOD KILLER CELLS

Compositions of matters, cells, and treatment protocols useful for induction of anticancer responses in a patient suffering from cancer. In one embodiment the invention provides the use of NR2F6 silencing or gene editing in cord blood cells possessing anti-tumor activity in order to induce potentiated killer cells suitable for therapeutic use. In one embodiment said allogeneic cord blood killer cells are administered to initiate a cascade of antitumor immune responses, with initially responses mediated by allogeneic killer cells, and followed by endogenous immune responses.

Application Number: 15/494,358

Active Patent Applications:

ENHANCED DENDRITIC CELL IMMUNE ACTIVATION BY COMBINED INHIBITION OF NR2F6 WITH CANNIBIDIOL;

Application Number 17035955.

REDUCTION OF POST-SURGERY CANCER METASTASIS BY COMBINATION OF CANNABIDIOL AND NR2F6 INHIBITION.

Application Number 17037284

SUPPRESSION OF PATHOLOGICAL ANGIOGENESIS BY INHIBITION OF NR2F6

Application Number 17087386

STIMULATION OF T REGULATORY CELLS BY CANNABIDIOL AS A MEANS OF TREATING ARTHRITIS AND AUTOIMMUNITY

Application Number 17010720

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SMALL MOLECULE AGONISTS AND ANTAGONISTS OF NR2F6 ACTIVITY IN HUMANS

Application Number 15820324

SMALL MOLECULE MODULATORS OF NR2F6 ACTIVITY.

Application Number 15364111

Patent issued to Zander Therapeutics, Inc. derived from intellectual property licensed by Zander Therapeutics Inc. from KCL.

CANINE AUTOLOGOUS IMMUNOTHERAPY USING DENDRITIC CELL INDUCED CANCER KILLING IMMUNOCYTES

Compositions of matter, protocols, and treatment means for induction of immune mediated killing in dogs suffering from cancer. The invention provides means of extracting peripheral blood from a canine patient, expanding immunocytes capable of killing cancer cells in vitro, and re-administering said immunocytes into a patient in need of therapy. In one embodiment, immunocytes expanded are T cells possessing tumor cytotoxic activity induced by stimulation of NKG2D.

Patent Number: 10,030,227

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: July 13, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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